3Q 2024 Earnings Conference Call October 24, 2024 EXHIBIT 99.2

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated or budgeted. Many factors may impact forward-looking statements including, but not limited to, the following: the impact of regulation by the EPA, EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in international steel markets and in prices of environmental attributes generated from renewable natural gas investments on the operations of DTE Vantage; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning trust and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages at our generation plants; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth plans; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve net zero emissions goals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section in DTE Energy’s public filings with the Securities and Exchange Commission.

Participants 3 Jerry Norcia – Chairman and CEO Joi Harris – President and COO Dave Ruud – Executive Vice President and CFO Matt Krupinski – Director of Investor Relations

4 Continuing best-in-class engagement, health and safety of our employees ✓ 2024 Best Place to Work for Disability Inclusion Award Addressing our customers’ most vital needs ✓ Investment in automation devices saved our customers over 3.6 million outage minutes and avoided more than 9,000 power interruptions through the third quarter of this year Supporting communities ✓ Over 800 employees volunteered nearly 5,000 hours during August Month of Caring ✓ 600 DTE contract workers and employees assisted in hurricane relief Delivering premium shareholder returns ✓ On track to achieve 2024 operating EPS1 guidance that provides 7% growth from 2023 original guidance midpoint; long-term operating EPS growth rate target of 6% - 8% • Solid financial strength and constructive regulatory environment allows us to continue to invest above our generated cash flows for improved reliability and cleaner generation ✓ Providing 2025 - 2029 forward-looking disclosures on the 2024 year-end earnings call Highly engaged team committed to delivering best-in-class results for our stakeholders 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings

Achieving success across all businesses 5 • Strong year-to-date results in 2024; on track to achieve full-year guidance and well- positioned for future growth • Progressing toward constructive rate orders at both utilities • Received constructive feedback from third-party audit of electric distribution system — Highlights the importance of strategic investment to achieve the most impactful results for customers — Supportive of our long-term investment plan to build the grid of the future • Continued progress automating and rebuilding the electric grid — Significant improvement in restoration times in 2024 — Automation efforts providing positive results • Three solar parks under construction and broke ground on three new solar parks, adding 800 MW to the portfolio to support our MIGreenPower voluntary renewables program • Progressing on the main renewal program and modernizing the gas transmission system • Advancing project development and growth at DTE Vantage — Placing an RNG and a large custom energy solutions project into commercial operation later this year

Advancing regulatory proceedings to support improved system reliability for customers 6 DTE Gas general rate case filing (U-21291) • Filing focuses on continued system safety, reliability and reducing carbon emissions, with a continued focus on affordability for customers • Final order expected November 2024 DTE Electric general rate case filing (U-21534) • Filing underpins customer-focused investments in system reliability, grid modernization and cleaner generation while managing customer affordability • Requesting extension of Infrastructure Recovery Mechanism (IRM) • Final order expected January 2025 Electric distribution audit (U-21305) • Audit report issued September 2024 • Affirms our plan to reduce power outages by 30% and cutting outage duration in half is achievable • Highlights the need for strategic investment in electric system to effectively achieve reliability improvement • Expect to submit formal response through the regulatory process in November 2024

Continuing to improve reliability for our customers while focusing on affordability

Committed to improve reliability…

- We are committed to our goal of reducing power outages by 30% and cutting outage duration in half by 2029, significantly improving reliability for customers
- The electric distribution audit report affirms our plan will achieve this goal
  - The audit highlights the need for strategic investment in electric system to effectively achieve reliability improvement
- We have been laser-focused on improving reliability for our customers and these efforts have been working
  - Through automation, our customers have avoided more than 9,000 power interruptions and over 3.6 million outage minutes through the third quarter of this year
  - Over 65% of customers restored in 24 hours during August storm, the highest one-day restoration for a storm this size in company history; nearly 95% restored in 48 hours
  - Trimmed 40,000 miles of trees since 2015; goal is to be on a consistent 5-year tree-trim cycle by the end of 2025

…while maintaining affordability

✓ Distinctive continuous improvement culture drives cost management

✓ Shift from coal to renewables and natural gas drives fuel and O&M cost reductions

✓ Inflation Reduction Act supports transition to cleaner energy while supporting customer affordability goals

Electric bill increases well below national average

Projected average annual residential bill growth 2021 - 2025[1]



1.2%
4.3%
5.6%
DTE Electric²
Great Lakes average
National average

1. Source: Energy Information Administration (EIA). 12 month trailing average bill in May 2021 (full year average bill following May 2020 rate case implementation). Assumes rate growth remains consistent with the 2021 to 2023 trend
2. Assumes recovery of capital costs in rate case U-21534 and projected 2025 PSCR factor reduction

DTE 7

3Q 2024 operating earnings1 variance 8 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings 2023 2024 Variance Primary drivers DTE Electric $268 437 $169 Rate implementation, warmer weather, lower storm expense and timing of taxes, partially offset by higher rate base costs DTE Gas (5) (13) (8) Higher rate base and O&M costs partially offset by IRM revenue DTE Vantage 56 33 (23) Timing and one-time items primarily in our RNG and steel- related businesses Energy Trading 31 25 (6) Continued strong performance of contracted physical power and gas portfolios Corporate & Other (52) (22) 30 Timing of taxes DTE Energy $298 $460 $162 Operating EPS $1.44 $2.22 $0.78 Avg. Shares Outstanding 206 207 (millions, except EPS) On track to achieve 2024 operating EPS guidance; midpoint provides 7% growth over 2023 original guidance midpoint

Maintaining strong cash flows, balance sheet and credit profile 9 Credit ratings S&P Moody’s Fitch DTE Energy (unsecured) BBB Baa2 BBB DTE Electric (secured) A Aa3 A+ DTE Gas (secured) A A1 A Strong balance sheet supports robust customer-focused investment agenda • Customer-focused capital investment plan is supported by consistent, healthy cash flows • Targeting minimal equity issuances of $0 - $100 million annually through 2026 • Effectively managing debt maturities to support long-term plan • Maintaining solid investment-grade credit ratings; targeting 15% - 16% FFO / Debt1 1. Funds from Operations (FFO) is calculated using operating earnings, debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes as equity

Investment focused on improved reliability and cleaner generation; well-positioned for long-term growth 10 ✓ Highly engaged team committed to delivering best-in-class results for our customers, communities and investors ✓ Customer-focused capital investments support building the grid of the future and cleaner energy transition ✓ Utility investment, coupled with customer affordability, supports long-term growth ✓ 2024 operating EPS1 guidance provides 7% growth from 2023 original guidance midpoint ✓ Strong balance sheet and solid investment-grade credit profile support capital investment plan ✓ Long-term operating EPS growth rate target of 6% - 8%; providing 2025 - 2029 forward-looking disclosures on the 2024 year-end earnings call 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings

11 Appendix

12 Economic development opportunities support long-term growth Economic development fuels Michigan’s growth • $4 billion General Motors investment to convert an assembly plant to produce full-size electric pickup trucks, creating 2,300 jobs • $3 billion Henry Ford Health, Detroit Pistons and Michigan State University investment in Detroit for hospital expansion, research facility and neighborhood redevelopment in Detroit’s New Center Area • $1.75 billion Ilitch Organization and University of Michigan investment for an innovation campus that will bring research and innovation firms together across Downtown Detroit • $1.7 billion LG Energy Solution investment to expand battery manufacturing facility, creating 1,200 jobs • $1 billion in federal funding to develop a new hydrogen production plant and a refueling center, creating 1,500 jobs • Maintaining strong collaboration on business development in Michigan to attract a range of customers, including data centers

Committed to maintaining affordability for our customers; top quartile in bill growth over the last 3 years 13 1. Source: Energy Information Administration (EIA), 12-month average is the average monthly residential bill from July 2023 to June 2024 State comparison – electric residential bill change % from 2021 to 20241 DTE 0.6% Great Lakes average 9.6% U.S. average 16.4% 1st quartile 2nd quartile 3rd quartile 4th quartile Great Lake peer states

2024 operating EPS1 guidance midpoint provides 7% growth over 2023 original guidance midpoint (millions, except EPS) 2024 guidance DTE Electric $1,100 - $1,120 DTE Gas 295 – 305 Warmer weather DTE Vantage 125 - 135 Energy Trading 30 - 40 Continued strong performance of contracted physical power and gas portfolios Corporate & Other (195) - (185) DTE Energy $1,355 - $1,415 Operating EPS $6.54 - $6.83 ✓ 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings 14

Weather impact on sales Cooling degree days1 Operating earnings2 impact of weather Weather normal sales1 DTE Electric Heating degree days3 Operating earnings2 impact of weather DTE Gas (GWh) YTD 2023 YTD 2024 % Change Residential 11,855 11,930 0.6% Commercial 14,485 14,604 0.8% Industrial 7,788 7,817 0.4% Other 146 141 (3.4%) 34,274 34,492 0.6% (millions) (per share) 3Q YTD 3Q YTD 2023 ($53) ($95) ($0.26) ($0.47) 2024 ($12) ($21) ($0.06) ($0.10) (millions) (per share) 3Q YTD 3Q YTD 2023 ($1) ($32) $0.00 ($0.15) 2024 ($2) ($49) ($0.01) ($0.24) 3Q 2023 3Q 2024 % Change YTD 2023 YTD 2024 % Change Actuals 498 619 24% 682 911 34% Normal 643 647 1% 895 900 1% Deviation from normal (23%) (4%) (24%) 1% 3Q 2023 3Q 2024 % Change YTD 2023 YTD 2024 % Change Actuals 77 55 (29%) 3,640 3,358 (8%) Normal 112 115 3% 4,140 4,148 0% Deviation from normal (31%) (52%) (12%) (19%) 1. DTE Electric 2023 weather normalized data based on 2007 – 2021 weather and 2024 weather normalized data based on 2008 – 2022 weather 2. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings 3. DTE Gas 2023 weather normalized data based on 2008 – 2022 weather and 2024 weather normalized data based on 2009 – 2023 weather 15

2024 guidance DTE Electric Base infrastructure $630 New generation 1,200 Distribution infrastructure 1,550 $3,380 DTE Gas Base infrastructure $380 Gas renewal program 335 $715 Non-utility $550 - $650 Total $4,645 - $4,745 2024 guidance Cash from operations1 $3.3 Capital expenditures (4.7) Free cash flow ($1.4) Dividends (0.8) Other - Net cash ($2.2) Debt financing Issuances $4.3 Redemptions (2.1) Total debt financing $2.2 Cash flow and capital expenditures guidance 16 (millions) Cash flow Capital expenditures (billions) 1. Includes equity issued for employee benefit programs

YTD 3Q 2023 YTD Q3 2024 DTE Electric Base infrastructure $676 $577 New generation 391 832 Distribution infrastructure 1,177 1,218 $2,244 $2,627 DTE Gas Base infrastructure $259 $272 Gas renewal program 269 271 $528 $543 Non-utility $127 $508 Total $2,899 $3,678 YTD 3Q 2023 YTD 3Q 2024 Cash from operations1 $2.4 $2.6 Capital expenditures (2.9) (3.7) Free cash flow ($0.5) ($1.1) Dividends (0.6) (0.6) Other (0.1) (1.1) Net cash ($1.2) ($2.8) Debt financing Issuances $2.3 $4.2 Redemptions (1.1) (0.4) Total debt financing $1.2 $3.8 Change in cash on hand $0.0 $1.0 Cash flow and capital expenditures 17 (millions) Cash flow Capital expenditures (billions) 1. Includes equity issued for employee benefit programs

3Q 2023 and 3Q 2024 reconciliation of reported to operating earnings (non- GAAP) and operating EPS (non-GAAP) 18 Adjustments key A) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility 1. Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments 2. Per share amounts are divided by Weighted Average Common Shares Outstanding – Diluted, as noted on the Consolidated Statements of Operations (Unaudited) (Earnings per share2)

Reconciliation of reported to operating earnings (non-GAAP) 19 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings is a non-GAAP measure and should be viewed as a supplement and not a substitute for reported earnings, which represents the company’s net income and the most comparable GAAP measure. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Definition of net zero Goal for DTE Energy's utility operations and gas suppliers at DTE Gas that any carbon emissions put into the atmosphere will be balanced by those taken out of the atmosphere. Achieving this goal will include collective efforts to reduce carbon emissions and actions to offset any remaining emissions. Progress towards net zero goals is estimated and methodologies and calculations may vary from those of other utility businesses with similar targets. Carbon emissions is defined as emissions of carbon containing compounds, including carbon dioxide and methane, that are identified as greenhouse gases.